Prospectus Supplement	dated October 19, 2007 to:

PUTNAM DIVERSIFIED INCOME TRUST   Prospectus dated January 30, 2007

The section “Who manages the fund?” is supplemented to reflect that the members of the Core Fixed Income and Core Fixed Income High Yield Teams primarily responsible for the day-to-day management of the fund’s portfolio are now D. William Kohli (Portfolio Leader), Michael Atkin (Portfolio Member), Rob Bloemker (Portfolio Member), Kevin Murphy (Portfolio Member), and Paul Scanlon (Portfolio Member).

Positions held by Messrs. Kohli, Bloemker, Murphy and Scanlon over the past five years and their respective fund holdings are set forth in the prospectus.

Mr. Atkin joined the fund in September, 2007. Since 1997, he has been employed by Putnam Management as Director of Sovereign Research. He owned no fund shares as of September 30, 2007. Mr. Atkin owned shares in all Putnam funds valued between $500,001 and $1,000,000 as of September 30, 2007.

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